UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2001

                                ANDRX CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-31475                65-1013859
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


       4955 Orange Drive, Davie, Florida                           33314
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    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (954) 584-0300


              4001 Southwest 47th Avenue, Ft. Lauderdale, FL 33314
              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

         On January 9, 2001, Andrx Corporation, a Delaware corporation ("Andrx"), entered into an Agreement and Plan of Merger, dated as of January 9, 2001 (the "Merger Agreement"), with Mediconsult.com, Inc., a Delaware corporation ("Mediconsult"), and Mediconsult Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Andrx ("Merger Sub"), pursuant to which Merger Sub will merge with and into Mediconsult, with Mediconsult being the surviving corporation and becoming a wholly owned subsidiary of Andrx (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement. Pursuant to the Merger, each share of Mediconsult will be canceled and automatically converted into the right to receive 0.1430 shares of Andrx's Cybear Inc. tracking stock ("Cybear Group Stock"), subject to adjustment. Upon completion of the transaction, approximately 57% of the Cybear Group Stock will be held by existing holders of Cybear Group Stock, 20% by existing Mediconsult stockholders, and 23% by certain Mediconsult debtors who have agreed to restructure their debt as equity.

         The Merger is subject to various conditions set forth in the Merger Agreement, including the consummation of certain agreements that will restructure certain of Mediconsult's existing debt and otherwise reduce much of Mediconsult's operating losses and the approval of the Merger Agreement by the Mediconsult stockholders. Upon completion of the Merger, Mediconsult will become part of Andrx's Cybear Group.

         In addition, in anticipation of the closing of this transaction, Cybear Inc., a wholly owned subsidiary of Andrx ("Cybear") has agreed to provide Mediconsult with interim financing.

         The foregoing summary is qualified in its entirety by reference to Exhibits 2.1, 9.1, 10.1, 10.2, 10.3, 10.4 and 99.1, which are attached hereto and, respectively, consist of (1) the Merger Agreement, (2) the Voting Agreement, dated January 9, 2001, (3) the Breakup Warrant, dated as of January 9, 2001, (4) the Credit Agreement, dated as of January 9, 2001, (5) the Note, dated January 9, 2001, (6) the Warrant, dated as of January 9, 2001 and (7) a press release of Mediconsult and Cybear announcing the signing of the Merger Agreement.

Item 7(c). Exhibits.

         The following exhibits are filed herewith:

         2.1 Agreement and Plan of Merger, dated as of January 9, 2001, by and among Andrx Corporation, Mediconsult Acquisition Corp. and Mediconsult.com, Inc.

         9.1 Voting Agreement, dated January 9, 2001, by Robert A. Jennings and JHC Limited.

         10.1 Breakup Warrant, dated as of January 9, 2001, by and between Mediconsult.com, Inc. and Andrx Corporation.

         10.2 Credit Agreement, dated as of January 9, 2001, by and among Mediconsult.com, Inc., Physicians' Online, Inc. and Cybear Inc.

         10.3 Line of Credit Convertible Note, dated January 9, 2001, by Mediconsult.com, Inc. and Physicians' Online, Inc. in favor of Cybear Inc.

         10.4 Warrant, dated as of January 9, 2001, by and between Mediconsult.com, Inc. and Cybear Inc.

         99.1     Press release, dated January 10, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                             ANDRX CORPORATION


Date January 17, 2001.                       By: /s/ Scott Lodin
                                                --------------------------------
                                                Name:  Scott Lodin, Esq.
                                                Title: Executive Vice President
                                                       and General Counsel

                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated as of January 9, 2001, by and among Andrx Corporation, Mediconsult Acquisition Corp. and Mediconsult.com, Inc.

         9.1 Voting Agreement, dated January 9, 2001 by Robert A. Jennings and JHC Limited.

         10.1 Breakup Warrant, dated as of January 9, 2001, by and between Mediconsult.com, Inc. and Andrx Corporation.

         10.2 Credit Agreement, dated as of January 9, 2001, by and among Mediconsult.com, Inc., Physicians' Online, Inc. and Cybear Inc.

         10.3 Line of Credit Convertible Note, dated January 9, 2001, by Mediconsult.com, Inc. and Physicians' Online, Inc. in favor of Cybear Inc.

         10.4 Warrant, dated as of January 9, 2001, by and between Mediconsult.com, Inc. and Cybear Inc.

         99.1     Press release, dated January 10, 2001.